Exhibit 23.1

CONSENT OF INDEPENDENT AUDITORS

We consent to the inclusion of our audit report dated March 15, 2004 in the Company's Form S-8 registration Statements, SEC file nos. 333-106624 and 333-85984.

/s/ Manning Elliott
MANNING ELLIOTT
CHARTERED ACCOUNTANTS
Vancouver, Canada
April 12, 2004